UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2019

ANDINA ACQUISITION CORP. III

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-38785	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Calle 113 # 7-45 Torre B

Oficina 1012

Bogotá, Colombia

(Address of Principal Executive Offices) (Zip Code)

(646) 565-3861

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

Andina Acquisition Corp. III (the “Company”) filed a Current Report on Form 8-K on January 31, 2019 (the “Original Form 8-K”) to report that, on January 24, 2019, the Company’s Registration Statement on Form S-1 (SEC File No. 333-228530) (the “Registration Statement”) became effective and to file various agreements as exhibits to the Registration Statement.

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed solely for the purpose of filing the correct version of the Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company as Exhibit 10.2 to this Amendment, which supersedes and replaces Exhibit 10.2 filed with the Original Form 8-K. Except as set forth herein, no modifications have been made to the information contained in the Original Form 8-K or the exhibits thereto, and the Company has not updated any information contained therein. Accordingly, this Amendment should be read in conjunction with the Original Form 8-K.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

10.2	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2019

ANDINA ACQUISITION CORP. III

By:	/s/ Julio A. Torres
Name:	Julio A. Torres
Title:	Chief Executive Officer

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